SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 1, 2002

Commission File Number 1-31300

(ExpressJet logo)

EXPRESSJET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware                                                                                                   76-0517977
(State or other jurisdiction                                                                                                        I.R.S. Employer
of incorporation or organization)                                                                                                Identification No.)

1600 Smith Street, Dept. HQSCE                                                                      77002
Houston, Texas
(Address of principal executive offices)                                                                   (Zip Code)

713-324-2639

(Registrant's telephone number, including area code)

Item 5.          Other Events.

On July 1, 2002, ExpressJet Holdings, Inc. issued a press release announcing its June capacity and traffic performance.  The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.          Financial Statements and Exhibits.

Exhibits

                              99.1 Press Release

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, ExpressJet Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESSJET HOLDINGS, INC. (Registrant)
Date: July 1, 2002	/s/ John F. Wombwell
John F. Wombwell Vice President, General Counsel and Secretary

                                                                EXHIBIT INDEX

Press Release